UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210
San Jose, California 95134
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the stockholders of Energous Corporation (the “Company”) held on June 14, 2023, the matters described below were voted on and the numbers of votes cast with respect to each matter were as indicated.

(1) Holders of the Company’s common stock voted to elect five members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non-Votes
Reynette Au	21,122,033	4,197,870	27,759,021
Rahul Patel	21,349,806	3,970,097	27,759,021
Sheryl Wilkerson	20,621,708	4,698,195	27,759,021
J. Michael Dodson	22,018,833	3,301,070	27,759,021
David Roberson	22,000,856	3,319,047	27,759,021
Cesar Johnston	21,695,942	3,623,961	27,759,021

(2) Holders of the Company’s common stock voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

Shares voted in favor: 51,454,641

Shares voted against: 1,289,620

Shares abstaining: 334,663

(3) Holders of the Company’s common stock voted to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers, as follows:

Shares voted in favor: 20,237,588

Shares voted against: 4,609,498

Shares abstaining: 472,817

Broker non-votes: 27,759,021

(4) Holders of the Company’s common stock voted to amend and restate the Company’s 2013 Equity Incentive Plan, as follows:

Shares voted in favor: 19,869,141

Shares voted against: 5,021,314

Shares abstaining: 429,448

Broker non-votes: 27,759,021

(5) Holders of the Company’s common stock voted to amend and restate the Company’s Employee Stock Purchase Plan, as follows:

Shares voted in favor: 20,893,226

Shares voted against: 4,037,825

Shares abstaining: 388,852

Broker non-votes: 27,759,021

(6) Holders of the Company’s common stock approved an amendment to the Company’s certificate of incorporation to effect a reverse stock split by a ratio not to exceed 1-for-20, as follows:

Shares voted in favor: 46,869,487

Shares voted against: 5,629,203

Shares abstaining: 580,234

(7) Holders of the Company’s common stock did not approve an amendment to the Company’s certificate of incorporation to effect an effective increase in the number of authorized shares of common stock to a number that is calculated as the current authorized common share amount multiplied by 2x (two times) the final reverse stock split ratio, as follows:

Shares voted in favor: 44,760,888

Shares voted against: 7,730,487

Shares abstaining: 587,549

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: June 21, 2023	By:	/s/ William Mannina
William Mannina
Acting Chief Financial Officer